Exhibit 4.2

FIRST SUPPLEMENTAL INDENTURE

dated as of November 27, 2019

among

K. HOVNANIAN ENTERPRISES, INC.,

HOVNANIAN ENTERPRISES, INC.,

The Other Guarantors Party Hereto

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee and Collateral Agent

____________________________

10.5% Senior Secured 1.25 Lien Notes due 2026

THIS FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of November 27, 2019, among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc., a Delaware corporation (the “Company”), the subsidiary guarantors listed on Schedule I hereto (together with the Company, the “Guarantors”) and Wilmington Trust, National Association, a national banking association, as Trustee (the “Trustee”) and as Collateral Agent (the “Collateral Agent”).

RECITALS

WHEREAS, the Issuer, the Company, the other Guarantors, the Trustee and the Collateral Agent entered into an Indenture, dated as of October 31, 2019 (the “Indenture”), relating to the Issuer’s 10.5% Senior Secured 1.25 Lien Notes due 2026 (the “Notes”);

WHEREAS, Section 9.2 of the Indenture provides that the Issuer, the Company, the other Guarantors, the Trustee and the Collateral Agent may amend or supplement the Indenture, the Notes and the Guarantees with respect to the Notes with the consent of the Holders of a majority in principal amount of the outstanding Notes (collectively, the “Consents”);

WHEREAS, the Issuer has received and delivered to the Trustee written evidence of the Consents from Holders of more than a majority of the outstanding aggregate principal amount of the Notes to effect the amendments to the Indenture set forth in Section 2 hereof (collectively, the “Amendments”);

WHEREAS, the Issuer, the Company and the other Guarantors have been authorized by resolutions of their respective Board of Directors or the Board of Directors of their ultimate sole or managing member, as the case may be, to enter into this Supplemental Indenture; and

WHEREAS, all other acts and proceedings required by law, by the Indenture and by the organizational documents of the Issuer, the Company and the other Guarantors to make this Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.        Definitions.  Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2.        Amendments to the Indenture.  Section 4.16(b) of the Indenture is hereby amended by:

(a)	deleting the word “and” at the end of clause (i),

(b)	deleting the period at the end of clause (ii) and inserting “; and” in its replacement, and

(c)	inserting a new clause (iii) as follows:

“(iii) any (x) payments of accrued and unpaid interest to holders of Prepayment Indebtedness and other Indebtedness incurred in compliance with this Section 4.16 and (y) payments, not to exceed $1.0 million for all such payments since October 31, 2019, in respect of fractional Indebtedness in connection with the tender or exchange thereof, in each case, made in connection with a Prepayment made in compliance with this Section 4.16.”

Section 3.      Effectiveness.  This Supplemental Indenture will become effective immediately, and the Amendments set forth in Section 2 hereof will become operative immediately, upon its execution and delivery by the parties hereto.

Section 4.        Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.  This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties hereto hereby irrevocably submits to the jurisdiction of any New York State court sitting in the Borough of Manhattan in the City of New York or any federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to this Supplemental Indenture, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts.

EACH OF THE ISSUER, THE COMPANY, THE OTHER GUARANTORS, THE TRUSTEE AND THE COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.        Duplicate Originals.  This Supplemental Indenture may be signed in various counterparts which together shall constitute one and the same instrument.

Section 6.      Ratification of Indenture; Supplemental Indenture a Part Thereof.  This Supplemental Indenture is an amendment supplemental to the Indenture and the Indenture and this Supplemental Indenture shall henceforth be read together. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.

Section 7.        The Trustee and Collateral Agent.  Neither the Trustee nor the Collateral Agent shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the Recitals contained herein, all of which are made solely by the Issuer, the Company and each of the other Guarantors.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC., as Issuer

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President – Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President – Finance and Treasurer

K. HOV IP, II, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Chief Executive Officer and Treasurer

On behalf of each of the entities listed on Schedule I hereto

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee and Collateral Agent

By:	/s/ Nedine P. Sutton
Name: Nedine P. Sutton
Title: Vice President

[Signature Page to First Supplemental Indenture]

Schedule I

List of Guarantors

2700 EMPIRE, LLC

AMBER RIDGE, LLC

ARBOR TRAILS, LLC

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

EASTERN NATIONAL ABSTRACT, INC.

EASTERN NATIONAL TITLE AGENCY ARIZONA, LLC

EASTERN NATIONAL TITLE AGENCY FLORIDA, LLC

EASTERN NATIONAL TITLE AGENCY ILLINOIS, LLC

EASTERN NATIONAL TITLE AGENCY MARYLAND, LLC

EASTERN NATIONAL TITLE AGENCY VIRGINIA, INC.

EASTERN NATIONAL TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

GLENRISE GROVE, L.L.C.

GTIS-HOV DULLES PARKWAY PARENT LLC

GTIS-HOV FESTIVAL LAKES LLC

GTIS-HOV GREENFIELD CROSSING PARENT LLC

GTIS-HOV HOLDINGS LLC

GTIS-HOV POSITANO LLC

GTIS-HOV RANCHO 79 LLC

GTIS-HOV RESIDENCES AT DULLES PARKWAY LLC

GTIS-HOV RESIDENCES AT GREENFIELD CROSSING LLC

GTIS-HOV VILLAGES AT PEPPER MILL LLC

GTIS-HOV WARMINSTER LLC

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOMEBUYERS FINANCIAL USA, LLC

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

HOVSITE CATALINA LLC

HOVSITE CHURCHILL CLUB LLC

HOVSITE CIDER GROVE LLC

HOVSITE FIRENZE LLC

HOVSITE GREENWOOD MANOR LLC

HOVSITE HUNT CLUB LLC

HOVSITE IRISH PRAIRIE LLC

HOVSITE LIBERTY LAKES LLC

HOVSITE MONTEVERDE 1 & 2 LLC

HOVSITE MONTEVERDE 3 & 4 LLC

HOVSITE PROVIDENCE LLC

HOVSITE SOUTHAMPTON LLC

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AMBER GLEN, LLC

K. HOVNANIAN ARIZONA NEW GC, LLC

K. HOVNANIAN ARIZONA OPERATIONS, LLC

K. HOVNANIAN ASBURY POINTE, LLC

K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC

K. HOVNANIAN ASPIRE AT MORRIS WOODS, LLC

K. HOVNANIAN ASPIRE AT RIVER TERRACE, LLC

K. HOVNANIAN ASPIRE AT WATERSTONE, LLC

K. HOVNANIAN AT 23 NORTH, LLC

K. HOVNANIAN AT 240 MISSOURI, LLC

K. HOVNANIAN AT ACACIA PLACE, LLC

K. HOVNANIAN AT AIRE ON MCDOWELL, LLC

K. HOVNANIAN AT ALEXANDER LAKES, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT AMBERLEY WOODS, LLC

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT ASHLEY POINTE LLC

K. HOVNANIAN AT AUTUMN RIDGE, LLC

K. HOVNANIAN AT AVENIR, LLC

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BALTIC & AEGEAN ASBURY PARK, LLC

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC

K. HOVNANIAN AT BEACON PARK AREA 129, LLC

K. HOVNANIAN AT BEACON PARK AREA 137, LLC

K. HOVNANIAN AT BENSEN'S MILL ESTATES, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT BOCA DUNES, LLC

K. HOVNANIAN AT BRADWELL ESTATES, LLC

K. HOVNANIAN AT BRANCHBURG II, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC

K. HOVNANIAN AT BRENFORD STATION, LLC

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BRITTANY MANOR BORROWER, LLC

K. HOVNANIAN AT BRITTANY MANOR, LLC

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT CADENCE PARK, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CANTER V, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CATANIA, LLC

K. HOVNANIAN AT CATON'S RESERVE, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR LANE ESTATES, LLC

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CHRISTINA COURT, LLC

K. HOVNANIAN AT CHURCHILL FARMS LLC

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT DEER RIDGE, LLC

K. HOVNANIAN AT DOMINION CROSSING, LLC

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC

K. HOVNANIAN AT EAGLE HEIGHTS, LLC

K. HOVNANIAN AT EAST BRUNSWICK III, LLC

K. HOVNANIAN AT EAST BRUNSWICK, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT EDEN TERRACE, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC

K. HOVNANIAN AT EMBREY MILL, LLC

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT ESTATES OF CHANCELLORSVILLE, LLC

K. HOVNANIAN AT ESTATES OF FOX CHASE, LLC

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GALLERY, LLC

K. HOVNANIAN AT GALLOWAY RIDGE, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GRANDE PARK, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMMOCK BREEZE, LLC

K. HOVNANIAN AT HAMPTON COVE, LLC

K. HOVNANIAN AT HAMPTON LAKE, LLC

K. HOVNANIAN AT HANOVER ESTATES, LLC

K. HOVNANIAN AT HERSHEY'S MILL, INC.

K. HOVNANIAN AT HIDDEN BROOK, LLC

K. HOVNANIAN AT HIDDEN LAKE, LLC

K. HOVNANIAN AT HIGHLAND PARK, LLC

K. HOVNANIAN AT HILLSBOROUGH, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT HOLLY RIDGE, LLC

K. HOVNANIAN AT HOWELL FORT PLAINS, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT HUNTER'S POND, LLC

K. HOVNANIAN AT HUNTFIELD, LLC

K. HOVNANIAN AT INDIAN WELLS, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT JACKS RUN, LLC

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN AT LAKE FLORENCE, LLC

K. HOVNANIAN AT LAKE LECLARE, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT LAKES AT NEW RIVERSIDE, LLC

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT LIBERTY HILL FARM, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN AT LINK CROSSING, LLC

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LUKE LANDING, LLC

K. HOVNANIAN AT LUNA VISTA, LLC

K. HOVNANIAN AT MADISON SQUARE, LLC

K. HOVNANIAN AT MAGNOLIA PLACE, LLC

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN CROSSING, LLC

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN IV, LLC

K. HOVNANIAN AT MANALAPAN RIDGE, LLC

K. HOVNANIAN AT MANALAPAN V, LLC

K. HOVNANIAN AT MANALAPAN VI, LLC

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MAPLE HILL LLC

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARYLAND RIDGE, LLC

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MELODY FARM, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MERIDIAN HILLS, LLC

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN III, LLC

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MONROE NJ III, LLC

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC

K. HOVNANIAN AT MONTANA VISTA, LLC

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MORRIS TWP II, LLC

K. HOVNANIAN AT MORRIS TWP, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT MYSTIC DUNES, LLC

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH GROVE CROSSING, LLC

K. HOVNANIAN AT NORTH HILL, LLC

K. HOVNANIAN AT NORTH POINTE ESTATES LLC

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC

K. HOVNANIAN AT NORTON LAKE LLC

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

K. HOVNANIAN AT OAK POINTE, LLC

K. HOVNANIAN AT OAKLAND, LLC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE II, LLC

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT ORCHARD MEADOWS, LLC

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT PARK PASEO, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT PELHAM'S REACH, LLC

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN AT PINCKNEY FARM, LLC

K. HOVNANIAN AT PLANTATION LAKES, L.L.C.

K. HOVNANIAN AT POINTE 16, LLC

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT RANDALL HIGHLANDS, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT RAYMOND FARM, LLC

K. HOVNANIAN AT REDTAIL, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN AT RETREAT AT MILLSTONE, LLC

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT RIVER HILLS, LLC

K. HOVNANIAN AT ROCK LEDGE, LLC

K. HOVNANIAN AT ROCKLAND VILLAGE GREEN, LLC

K. HOVNANIAN AT ROCKY RUN VILLAGE, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGEBROOK, LLC

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTTSDALE HEIGHTS, LLC

K. HOVNANIAN AT SEABROOK, LLC

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SIENNA HILLS, LLC

K. HOVNANIAN AT SIERRA VISTA, LLC

K. HOVNANIAN AT SIGNAL HILL, LLC

K. HOVNANIAN AT SILVER LEAF, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SILVERSTONE G, LLC

K. HOVNANIAN AT SILVERSTONE, LLC

K. HOVNANIAN AT SILVERWOOD GLEN, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SKYE ON MCDOWELL, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOLARE, LLC

K. HOVNANIAN AT SOMERSET, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC

K. HOVNANIAN AT SPRING ISLE, LLC

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUMMERLAKE, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SUNRISE TRAIL II, LLC

K. HOVNANIAN AT SUNRISE TRAIL III, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. HOVNANIAN AT TANGLEWOOD OAKS, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT THE BOULEVARDS AT WESTFIELDS, LLC

K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC

K. HOVNANIAN AT THE HIGHLANDS AT SUMMERLAKE GROVE, LLC

K. HOVNANIAN AT THE MEADOWS 9, LLC

K. HOVNANIAN AT THE MEADOWS, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT TOWER HILL, LLC

K. HOVNANIAN AT TOWNES AT COUNTY CENTER, LLC

K. HOVNANIAN AT TRAFFORD PLACE, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT TRAMORE LLC

K. HOVNANIAN AT UNION PARK, LLC

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VALLETTA, LLC

K. HOVNANIAN AT VENTANA LAKES, LLC

K. HOVNANIAN AT VERONA ESTATES, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VERRADO CASCINA, LLC

K. HOVNANIAN AT VERRADO MARKETSIDE, LLC

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VILLAGE CENTER, LLC

K. HOVNANIAN AT VILLAGE OF ROUND HILL, LLC

K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC

K. HOVNANIAN AT VILLAS AT THE COMMONS, LLC

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT VISTA LAGO, LLC

K. HOVNANIAN AT WADE'S GRANT, L.L.C.

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN AT WALL DONATO, LLC

K. HOVNANIAN AT WALL QUAIL RIDGE, LLC

K. HOVNANIAN AT WARREN TOWNSHIP II, LLC

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WATERFORD, LLC

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WELLSPRINGS, LLC

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WESTBROOK, LLC

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WHEELER WOODS, LLC

K. HOVNANIAN AT WHITEMARSH, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WILLOWSFORD GREENS III, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN BELDEN POINTE, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN CA LAND HOLDINGS, LLC

K. HOVNANIAN CALIFORNIA NEW GC, LLC

K. HOVNANIAN CALIFORNIA OPERATIONS, INC.

K. HOVNANIAN CALIFORNIA REGION, INC.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CHICAGO DIVISION, INC.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF ARIZONA, LLC

K. HOVNANIAN COMPANIES OF FLORIDA, LLC

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CORNERSTONE FARMS, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN CYPRESS CREEK, LLC

K. HOVNANIAN CYPRESS KEY, LLC

K. HOVNANIAN D.C. GROUP, LLC

K. HOVNANIAN DELAWARE DIVISION, INC.

K. HOVNANIAN DELAWARE NEW GC, LLC

K. HOVNANIAN DELAWARE OPERATIONS, LLC

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN DFW HIGHTOWER, LLC

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW BAYSIDE, LLC

K. HOVNANIAN DFW BELMONT, LLC

K. HOVNANIAN DFW BERKSHIRE II, LLC

K. HOVNANIAN DFW BERKSHIRE, LLC

K. HOVNANIAN DFW BLUFF CREEK, LLC

K. HOVNANIAN DFW CALLOWAY TRAILS, LLC

K. HOVNANIAN DFW CANYON FALLS, LLC

K. HOVNANIAN DFW CARILLON, LLC

K. HOVNANIAN DFW COMMODORE AT PRESTON, LLC

K. HOVNANIAN DFW COURTS AT BONNIE BRAE, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC

K. HOVNANIAN DFW DIAMOND CREEK ESTATES, LLC

K. HOVNANIAN DFW DIVISION, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW HERITAGE CROSSING, LLC

K. HOVNANIAN DFW HERON POND, LLC

K. HOVNANIAN DFW HIGH POINTE, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW LEXINGTON, LLC

K. HOVNANIAN DFW LIBERTY CROSSING II, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW LIBERTY, LLC

K. HOVNANIAN DFW LIGHT FARMS II, LLC

K. HOVNANIAN DFW LIGHT FARMS, LLC

K. HOVNANIAN DFW MAXWELL CREEK, LLC

K. HOVNANIAN DFW MIDTOWN PARK, LLC

K. HOVNANIAN DFW MILRANY RANCH, LLC

K. HOVNANIAN DFW MUSTANG LAKES II, LLC

K. HOVNANIAN DFW MUSTANG LAKES, LLC

K. HOVNANIAN DFW OAKMONT PARK, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN DFW PARKSIDE, LLC

K. HOVNANIAN DFW PARKVIEW, LLC

K. HOVNANIAN DFW RICHWOODS, LLC

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW SANFORD PARK, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW THE PARKS AT ROSEHILL, LLC

K. HOVNANIAN DFW TRAILWOOD II, LLC

K. HOVNANIAN DFW TRAILWOOD, LLC

K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC

K. HOVNANIAN DFW VILLAS AT THE STATION, LLC

K. HOVNANIAN DFW WATSON CREEK, LLC

K. HOVNANIAN DFW WELLINGTON VILLAS, LLC

K. HOVNANIAN DFW WELLINGTON, LLC

K. HOVNANIAN DFW WILDRIDGE, LLC

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN EDGEBROOK, LLC

K. HOVNANIAN EDISON GROUP, LLC

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN FALLS POINTE, LLC

K. HOVNANIAN FINANCIAL SERVICES GROUP, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA NEW GC, LLC

K. HOVNANIAN FLORIDA OPERATIONS, LLC

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOREST LAKES, LLC

K. HOVNANIAN FOREST VALLEY, LLC

K. HOVNANIAN FOUR SEASONS AT CHESTNUT RIDGE, LLC

K. HOVNANIAN GEORGIA NEW GC, LLC

K. HOVNANIAN GEORGIA OPERATIONS, LLC

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW II, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT KNOLLAC ACRES, LLC

K. HOVNANIAN HOMES AT LEIGH MILL, LLC

K. HOVNANIAN HOMES AT PARKSIDE, LLC

K. HOVNANIAN HOMES AT REEDY CREEK, LLC

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN HOMES AT SHELL HALL, LLC

K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT THE ABBY, LLC

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANGE, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD NEW, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE I, LLC

K. HOVNANIAN HOMES OF FLORIDA I, LLC

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND I, LLC

K. HOVNANIAN HOMES OF MARYLAND II, LLC

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF VIRGINIA I, LLC

K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC

K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC

K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC

K. HOVNANIAN HOUSTON CREEK BEND, LLC

K. HOVNANIAN HOUSTON DIVISION, LLC

K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC

K. HOVNANIAN HOUSTON ELDRIDGE PARK, LLC

K. HOVNANIAN HOUSTON GREATWOOD LAKE, LLC

K. HOVNANIAN HOUSTON KATY POINTE, LLC

K. HOVNANIAN HOUSTON LAKES OF BELLA TERRA WEST, LLC

K. HOVNANIAN HOUSTON LAUREL GLEN, LLC

K. HOVNANIAN HOUSTON MAGNOLIA CREEK, LLC

K. HOVNANIAN HOUSTON MIDTOWN PARK I, LLC

K. HOVNANIAN HOUSTON PARK LAKES EAST, LLC

K. HOVNANIAN HOUSTON PARKWAY TRAILS, LLC

K. HOVNANIAN HOUSTON PROPERTY I, LLC

K. HOVNANIAN HOUSTON PROPERTY II, LLC

K. HOVNANIAN HOUSTON RIVER FARMS, LLC

K. HOVNANIAN HOUSTON SUNSET RANCH, LLC

K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC

K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC

K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC

K. HOVNANIAN HOUSTON WOODSHORE, LLC

K. HOVNANIAN ILLINOIS NEW GC, LLC

K. HOVNANIAN ILLINOIS OPERATIONS, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN IVY TRAIL, LLC

K. HOVNANIAN JV HOLDINGS, L.L.C.

K. HOVNANIAN JV SERVICES COMPANY, L.L.C.

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN LAKE GRIFFIN RESERVE, LLC

K. HOVNANIAN LAKE PARKER, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN LANDINGS 40S, LLC

K. HOVNANIAN LEGACY AT VIA BELLA, LLC

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN MARYLAND DIVISION, LLC

K. HOVNANIAN MARYLAND REGION, INC.

K. HOVNANIAN MEADOW LAKES, LLC

K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN MONTCLAIRE ESTATES, LLC

K. HOVNANIAN NEW JERSEY NEW GC, LLC

K. HOVNANIAN NEW JERSEY OPERATIONS, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST DIVISION, INC.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN NORTHERN CALIFORNIA DIVISION, LLC

K. HOVNANIAN NORTHERN OHIO DIVISION, LLC

K. HOVNANIAN NORTHPOINTE 40S, LLC

K. HOVNANIAN NORTON PLACE, LLC

K. HOVNANIAN OCOEE LANDINGS, LLC

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OF HOUSTON III, L.L.C.

K. HOVNANIAN OHIO NEW GC, LLC

K. HOVNANIAN OHIO OPERATIONS, LLC

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OHIO REGION, INC.

K. HOVNANIAN OPERATIONS COMPANY, INC.

K. HOVNANIAN ORLANDO DIVISION, LLC

K. HOVNANIAN OSPREY RANCH, LLC

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PARKVIEW AT STERLING MEADOWS, LLC

K. HOVNANIAN PENNSYLVANIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN PENNSYLVANIA NEW GC, LLC

K. HOVNANIAN PENNSYLVANIA OPERATIONS, LLC

K. HOVNANIAN PHOENIX DIVISION, INC.

K. HOVNANIAN PHOENIX GROUP, LLC

K. HOVNANIAN PINEWOOD RESERVE, LLC

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. HOVNANIAN PROPERTIES OF RED BANK, LLC

K. HOVNANIAN REDFERN TRAILS, LLC

K. HOVNANIAN REYNOLDS RANCH, LLC

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN RIVERSIDE, LLC

K. HOVNANIAN RIVINGTON, LLC

K. HOVNANIAN SAN SEBASTIAN, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN SERENO, LLC

K. HOVNANIAN SHERWOOD AT REGENCY, LLC

K. HOVNANIAN SOUTH CAROLINA NEW GC, LLC

K. HOVNANIAN SOUTH CAROLINA OPERATIONS, LLC

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHEAST COASTAL DIVISION, INC.

K. HOVNANIAN SOUTHEAST FLORIDA DIVISION, LLC

K. HOVNANIAN SOUTHERN CALIFORNIA DIVISION, LLC

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TERRALARGO, LLC

K. HOVNANIAN TEXAS OPERATIONS NEW, LLC

K. HOVNANIAN TEXAS OPERATIONS, LLC

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN UNION PARK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN VILLAGE GLEN, LLC

K. HOVNANIAN VIRGINIA DIVISION, INC.

K. HOVNANIAN VIRGINIA NEW GC, LLC

K. HOVNANIAN VIRGINIA OPERATIONS, INC.

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WEST VIRGINIA BUILD ON YOUR LOT DIVISION, LLC

K. HOVNANIAN WEST VIRGINIA NEW GC, LLC

K. HOVNANIAN WEST VIRGINIA OPERATIONS, LLC

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN WINDING BAY PRESERVE, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

K. HOVNANIAN'S ASPIRE AT UNION VILLAGE, LLC

K. HOVNANIAN'S COVE AT ASBURY PARK, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLA VISTA, LLC

K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC

K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC

K. HOVNANIAN'S FOUR SEASONS AT CAROLINA OAKS, LLC

K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND II, LLC

K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN'S FOUR SEASONS AT MALIND BLUFF, LLC

K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW LENOX, LLC

K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC

K. HOVNANIAN'S FOUR SEASONS AT VIRGINIA CROSSING, LLC

K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN'S PROSPECT PLACE AT MORRISTOWN, LLC

K. HOVNANIAN'S SONATA AT THE PRESERVE, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC

K. HOVNANIAN'S WOODLANDS AT FREEHOLD, LLC

KHH SHELL HALL LOAN ACQUISITION, LLC

KHOV WINDING BAY II, LLC

LANDARAMA, INC.

LINKS AT CALUSA SPRINGS, LLC

M & M AT MONROE WOODS, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-BEACHFRONT NORTH I, LLC

NEW HOME REALTY, LLC

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY L.L.C.

ROUTE 1 AND ROUTE 522, L.L.C.

SEABROOK ACCUMULATION CORPORATION

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

TRAVERSE PARTNERS, LLC

WASHINGTON HOMES, INC.

WTC VENTURES, L.L